1 First Quarter 2008 Earnings Webcast & Conference Call April 22, 2008 Exhibit 99.2

2 Gary Kohn Vice President Investor Relations

Safe Harbor
Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of
1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance” and other similar expressions or future or
conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements.    Readers of this
presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-
looking statements and should consider all uncertainties and risks discussed under “Risk Factors” included within the Annual Report on Form
10-K for the year ended December 31, 2007. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following:  changes in general economic conditions and economic conditions in the geographic regions and industries in which we operate; changes in immigration laws, patterns and other factors related to immigrants; technological changes, particularly with respect to e-
commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing; our ability to attract and retain qualified key employees and to successfully manage our workforce; changes in foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; adverse movements and volatility in debt and equity capital markets; political conditions and related actions by the United States and abroad which may adversely affect our businesses and economic conditions as a whole; failure to maintain sufficient amount or types of regulatory capital to meet the changing requirements of our various regulators worldwide; continued
growth in the money transfer market and other markets in which we operate at rates approximating recent levels; implementation of agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent with those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts;
deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; successfully managing credit and fraud risks presented by our agents and consumers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in
United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof;
our ability to favorably resolve tax matters with the Internal Revenue Service and other tax jurisdictions; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; competing effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other nonbank money transfer services providers, including telecommunications providers, card associations and card-based payments providers; our ability to grow our core businesses; our ability to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; successfully managing the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation, including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change the business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and management’s ability to identify and manage these and other risks.

4 Christina Gold President & Chief Executive Officer

Strong First Quarter Results
Strong First Quarter Results
Revenue $1.27B    up 12%
4   consecutive quarter of organic revenue
growth acceleration
• C2C revenue and transactions up 14%
• International C2C revenue and transactions up 19%
– International (excluding U.S.-originated)
• Revenue up 28%, transactions up 29%
• Stability of Mexico business
th

WELTWEIT FREUDE SENDEN.
WESTERN UNION
www.westernunion.com
Reise Bank

6 Strong First Quarter Results Strong First Quarter Results EPS, ex restructuring $0.29 up 16% EPS, reported $0.27 up 8% Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

7 Driving Success Driving Success Huge Market Opportunity Unmatched Distribution Financial Strength Brand Recognition

福到心团圆
西联汇真情
WESTERN UNION

福到心团圆
西联汇真情
WESTERN UNION

福到心团圆
WESTERN UNION

西联汇真情
WESTERN UNION

Q1 08 Growth in Top Remittance Markets
Q1 08 Growth in Top Remittance Markets
India 52% 65%
Revenue Transactions
Chinese New Year Promotional Materials
India and China represent 6% of Western Union revenue
China 35% 22%

1. Grow the C2C Business
1. Grow the C2C Business
• Increase distribution
– 345,000 agent locations
– Key signings and renewals
– Vigo international expansion
• Brand strategy
– Extending the brand
– Loyalty initiatives
• Expand distribution channels
– westernunion.com
– Scotiabank

WESTERN UNION

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2. Expand the C2B Business
2. Expand the C2B Business
• Pago Fácil performing well
– Expanding footprint in Latin America
• Small business payment options
– www.globalbusinesspayments.com
• Yodlee Partnership

3. Innovate New Services
and Technologies
3. Innovate New Services
and Technologies
• Mobile Money Transfer
– Customer pilot test to begin in Q2 with:
• Globe Telecom & Smart Communications in the
Philippines
– Expanded Radio Shack, Trumpet mobile offering
• Micro Lending
– Marketing to select Western Union customers
– Pilot test in process with PrimeCredit

4. Focus on Profitability
4. Focus on Profitability
• Operating income margin improvement is an ongoing
objective
• Goal to improve 2009 margin by up to 50 basis points
• Maintain important investments in the business

Strong First Quarter Strong First Quarter • Solid financial results • Loyal customers • Global presence • World-class team of agents and employees

14 Scott Scheirman Executive Vice President & CFO

Strong First Quarter Results
Strong First Quarter Results
Revenue $1.27B    up 12%
EPS, ex restructuring
$0.29       up 16%
Geographically diverse revenue stream
EPS, reported $0.27       up   8%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Imported Labor Drives Growth
Imported Labor Drives Growth
• UAE – Huge opportunity
– Native Population = 1 million
– Expatriates = 4 million
– Home to 16% of the world’s
construction cranes
Dubai decades ago
Dubai today

Transaction Fee
Components of Revenue
Components of Revenue
$ in millions
Up
10%
Q1 07
Q1 08
$1,021
$930
Up
26%
Foreign Exchange
Q1 07
Q1 08
$210
$167
Foreign exchange revenue driven by international transaction growth

Operating Income Margin
Operating Income Margin
• Q1 operating income margin impacted by:
– Restructuring expenses
– C2B product mix shift
• Expect 2008 operating income margin
excluding restructuring expenses to be
consistent with 2007
• Operating income margin stronger in second
half

Profitability Initiatives
Profitability Initiatives
• Q1 Restructuring expense = $24 million
– $17 million related to the transition of Missouri and
Texas operations
– $7 million related to January and February actions
• Full-year 2008 restructuring expenses
estimated at $69 million
• Expected savings of $10 million in 2008 and
over $30 million annually in 2009 and beyond
Objective is margin expansion of up to 50 basis points in 2009

Selected Financial Results
Selected Financial Results
Q1 2008             Q1 2007              % Change
$ in billions except for per share
and tax rate information
Excluding
Restructuring
Expense
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Revenue 1.266 $     1.131 $   12%
Cost of Services 0.759        0.646      17% 14%
SG&A 0.198        0.181      10% 9%
Operating Income 0.309        0.305      2% 9%
Total other expense, net (0.017)      (0.023)    (25%)
Tax Rate 29.2% 31.5% 230 bps
Net Income 0.207 $     0.193 $   7% 15%
Diluted EPS 0.27 $       0.25 $     8% 16%

Strong Cash Generation and Position
Strong Cash Generation and Position
Investing in the business and returning capital to shareholders
Q1 2008
$ in millions
Cash Flow From Operations 318 $
Cash Balance on March 31 1,895 $
Capital Expenditures 23 $
Stock Repurchases
     14 Million Shares 297 $
     Remaining for buyback March 31 956 $

22 Consumer-to-Consumer Consumer-to-Consumer Revenue $1,054 14% Q1 2008 Change Transactions 43.1 14% Operating income $273 15% Operating margin 25.9% +10bps (millions)

23 Consumer-to-Consumer Growth Consumer-to-Consumer Growth Revenue Transactions Mexico 1% 2% Domestic (8%) (3%) International 19% 19% International excluding U.S. Outbound 28% 29% Q1 08

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24 Consumer-to-Business Consumer-to-Business Revenue $190 4% Q1 2008 Change Transactions 103.5 3% Operating income $56 (8%) Operating margin 29.6% (380bps) (millions)

WESTERN UNION

Orlandi Valuta

vigo Money Transfer

PAGO Fácil

2008 Financial Guidance
2008 Financial Guidance
9% to 11%
$1.25 to $1.29
$1.2 Billion
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS, Excluding $0.06 of restructuring
expenses, and including $0.01 in cost savings
Revenue Growth
Cash Flow from Operations
$1.19 to $1.23
GAAP EPS
<$200 Million Capital Expenditures

Summary
Summary
• International strength driving revenue and earnings
• Important cost-savings measures implemented
• Strong cash flow in 2008
• Cash priorities remain:
• Grow the business
• Make acquisitions
• Return capital to shareholders primarily through stock
buyback
Confident in the state of the business and our 2008 objectives

27 Questions and Answers

28 Driving Success Driving Success Huge Market Opportunity Unmatched Distribution Financial Strength Brand Recognition

29 First Quarter 2008 Earnings Webcast & Conference Call April 22, 2008 Appendix

Western Union’s management has presented revenue growth excluding the foreign currency translation impact of euro denominated revenues. In addition, Western Union's management has presented cost of services as a percent of revenue, operating income margin, and growth rates for cost of services, selling, general and administrative expense, and operating income, excluding restructuring and related expenses.  Western
Union's management has also presented earnings per share, net income and earnings per share growth, and Western Union's 2008 earnings per share guidance excluding restructuring and related expenses. In presenting Western Union's 2008 earnings per share growth guidance, excluding restructuring and related expenses, Western Union's management has excluded from the Company's 2007 earnings per share, the accelerated non-cash SFAS No. 123R accounting for stock-based compensation charge, resulting from the acquisition of First Data by an affiliate of Kohlberg, Kravis, Roberts &
Co. ("KKR") in the third quarter of 2007.  We  believe these non-GAAP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-
GAAP measures to the most directly comparable GAAP financial measures is included in the appendix on the following slides.
Non-GAAP Measures
Non-GAAP Measures

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2008 2007 Growth
$                 1,265.9 $              1,131.0 12%
Benefit from euro translation  (a) (32.9) -
$                 1,233.0 $              1,131.0 9%
2008 2007
$                    207.1 $                  193.2
Restructuring and related
expenses, net of income tax benefit
of $9.1 million (b) 15.1 -
$                    222.2 $                  193.2
As reported (GAAP) $                      0.27 $                    0.25
Restructuring and related
expenses (b) 0.02 -
Adjusted $                      0.29 $                    0.25
Net income, as reported (GAAP) 7%
Net income, adjusted 15%
EPS, as reported (GAAP) 8%
EPS, adjusted 16%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Growth:
Net income as reported (GAAP)
Adjustment:
Net income adjusted
Earnings per share ("EPS"):
Three Months Ended
March 31,
Revenue adjusted
Revenue as reported (GAAP)
Adjustments:
Three Months Ended
March 31,

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
As reported Restructuring and
(GAAP) Related Expenses (b) Adjusted
Revenues $       1,265.9 - $                             $      1,265.9
Cost of services 758.6 (22.4) 736.2
Selling, general and administrative 198.0 (1.8) 196.2
Operating income 309.3 24.2 333.5
Net income $          207.1 $                            15.1 $         222.2
Operating income margin 24.4% 1.9% 26.3%
Cost of services 17% -3% 14%
Selling, general and administrative 10% -1% 9%
Operating income 2% 7% 9%
Cost of services as a percent of revenue 60% -2% 58%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended March 31, 2008
Growth:

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
EPS Guidance
2008 EPS Guidance GAAP basis $                            1.19 $                          1.23
Adjustment:
Estimated restructuring and related expenses,
net of income tax benefit (b), (c) 0.06 0.06
$                            1.25 $                          1.29
2007 EPS as reported (GAAP)
$                            1.11 $                          1.11
Adjustment:
Accelerated non-cash stock compensation
vesting charge, net of income tax benefit (d) 0.02 0.02
Adjusted 2007 EPS
$                            1.13 $                          1.13
Earnings per share growth:
2008 EPS guidance (GAAP) compared to 2007
EPS as reported (GAAP) 7% 11%
Non-GAAP 2008 EPS guidance, excluding
estimated 2008 restructuring and related
expenses, compared to adjusted 2007 EPS,
excluding accelerated non-cash stock
compensation vesting charge 11% 14%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Range
Adjusted 2008 EPS Guidance, excluding estimated
restructuring and related expenses

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(d)  In the third quarter of 2007, the Company recognized a $22 million or a $0.02 per share non-cash charge in accordance with
SFAS No. 123R accounting for stock-based compensation resulting from the previously announced acceleration of vesting in
Western Union stock options and awards granted to current Western Union employees prior to the spin-off from First Data.  Under the terms of the plan, vesting was accelerated for these options and awards as a result of the change of control that occurred when an affiliate of KKR acquired First Data, Western Union's former parent company, on September 24, 2007.
(b)  Restructuring and related expenses incurred in the three months ended March 31, 2008 include $24.2 million of expenses and an estimated $69 million of expenses for 2008.  These expenses relate to severance, outplacement and other employee related benefits; facility closure and migration of our IT infrastructure; other expenses related to relocation of various operations to existing
Company facilities and third party providers, including hiring, training, relocation, travel, and professional fees; and increased security costs at the facilities being closed. Also, included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and acceleration of depreciation and amortization. The restructuring and related expenses are included in cost of services and selling, general and administrative expense lines in the income statement, and are not allocated to the segments.
(c)  Represents estimated 2008 restructuring and related expenses of $69 million. For purposes of calculating the "Adjusted 2008
EPS guidance, excluding estimated restructuring and related expenses," the EPS impact of $0.06 is net of an estimated income tax benefit of $26 million.
(a)  Represents a benefit in the fluctuation in the exchange rate between the euro and the United States dollar.  This benefit would not have occurred had there  been a constant exchange rate, and was net of the impact of our foreign currency hedges.

Restructuring Expenses
Restructuring Expenses
During the quarter, Western Union incurred a total of $24 million in restructuring expenses.  Of this total, $17 million is related to the company’s decision to close substantially all of its union operating facilities in Missouri and Texas as disclosed on March 20.  The restructuring expenses related to this decision are expected to total approximately $60 million in 2008.
In separate actions taken in the first quarter, the company incurred $7 million in restructuring expenses related to the elimination or relocation of other positions.  Of this total, $5 million was previously disclosed and incurred in January, and an additional $2 million was incurred in
February when additional cost-saving initiatives were identified.  An additional $2 million of restructuring expenses will be recognized in the second quarter related to these initiatives.
The company estimates that all first quarter restructuring initiatives will result in full-year restructuring expenses of $69 million, and will deliver cost savings in 2008 of $10 million and more than $30 million in 2009.  Of the $24 million in restructuring expenses, $22 million was allocated to cost of services and $2 million was allocated to selling, general and administrative expense.  The restructuring expenses were not allocated to the segments.
Restructuring expenses include expenses related to severance, outplacement and other employee related benefits; facility closure and migration of IT infrastructure; other expenses related to relocation of various operations to existing company facilities and third party providers, including hiring, training, relocation, travel, and professional fees; and increased security costs at the facilities being closed.  Also, included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and acceleration of depreciation and amortization.

Use of Material
Use of Material
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation, April 22, 2008.
If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  The Western
Union Company assumes no duty to update or revise the
information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as The Western Union Company
which owns the copyright.